LANTIS LASER INC.
(a Nevada corporation)

SUBSCRIPTION APPLICATION AND AGREEMENT

LANTIS LASER INC.
SUBSCRIPTION INSTRUCTIONS

1.
Please complete, date and sign this Subscription Application and Agreement. By doing so, the Subscriber applies to purchase 5% Convertible Notes (“Convertible Notes”) in Lantis Laser Inc. (the “Company”).

2.	Please keep a copy of all completed and signed documents for your records.

3.
Please send the original of your completed, dated and signed Subscription Application and Agreement to: Garden State Securities, Inc., 1540 Route 138, Suite. 303, Wall Township, NJ 07719, Att’n: Mr. Vincent Bruno.

4.	The Subscriber shall make payment to purchase $____________________ face value of the Convertible Notes as follows (check applicable box and complete section):

☐	(a) by enclosing a check, payable to “J.P. Morgan Chase Bank, N.A. as Escrow Agent for Lantis Laser Inc.” (the “Escrow Account”) in the amount of $__________.

☐
(b) by enclosing written authorization to transfer $ _____________ by wire from Subscriber’s Garden State Securities, Inc. account, or by wiring $______________ from the Subscriber’s bank or brokerage account to: Lantis Laser Inc., c/o J.P. Morgan Chase Bank, N.A., ABA No. 021 000 021, Account No. 304 888 281 (Lantis Laser/Garden State Securities), Attn: Eric Kempen.

5.
If your subscription is accepted, an officer of the Company will countersign your Subscription Application and Agreement to confirm your admission to the Company and will send you a copy of the fully-executed signature page. Your payment will be returned promptly if your subscription is not accepted.

CONFIDENTIALITY: Information furnished in your Subscription Application and Agreement will be kept strictly confidential, except that the Placement Agent may present the information to such regulatory bodies or other parties as may be appropriate to establish the availability of exemptions from certain securities law registration requirements or the compliance of the Company with applicable securities laws.

QUESTIONS: Please contact Mr. Vincent Bruno of the Placement Agent, at (732) 280-6886, or by fax to (732) 280-6889.

LANTIS LASER INC.
SUBSCRIPTION APPLICATION AND AGREEMENT

Please provide information as to the individual or entity who will be the legal owner of the Convertible Notes (“Subscriber”).

If you have any doubt as to the meaning or implication of any of the terminology or the significance of any of the questions, please contact Mr. Vincent Bruno of the Placement Agent, at (732) 280-6886, or by fax to (732) 280-6889.

If the answer to any question is “None” or “Not Applicable,” please so state.

I. SUBSCRIBER INFORMATION

GENERAL INFORMATION

Full Legal Name of Subscriber: __________________________________________________________

Subscriber’s SOCIAL SECURITY NO. or, if an entity, TAXPAYER I.D. NO.:  _________________

Please complete ONE of the following subsections

a)	Individual (please check one): ☐ Individual; ☐ Joint Tenants / Tenants in Common; ☐ IRA.

After completing, please proceed to question d)

Address:	Phone:
Fax:
Email:

Joint Subscriber (if applicable)

Address:	Phone:
Fax:
Email:

Joint subscriber is spouse: ☐ Yes ☐ No

b)
Entity (please check one): ☐ Corporation;  ☐ Company;  ☐ Limited Liability Company;
☐ Investment Trust or Business Trust;  ☐ Public Foundation;
☐ Private Foundation;  ☐ Endowment;
☐ Other (specify) ________________________________________

After completing, please proceed to question d)

Contact Person:

Address:	Phone:
Fax:
Email:

Jurisdiction of Organization:
Principal Place of Business:

c)	Benefit Plans / Trust (please check one): ☐ Employee Benefit Plan or Trust; ☐ Revocable Trust; ☐ Irrevocable Trust; ☐ Other (specify) ______________________________________

After completing, please proceed to question d)

Trustee:
Trust Address:	Phone:
Fax:
Email:

d)
All Subscribers should check the applicable box or boxes below to indicate the nature of their pre-existing business relationship with the Company or the Placement Agent, or any individual that is employed by or associated with either of those companies.

☐ BROKERAGE ACCOUNT WITH GARDEN STATE SECURITIES, INC.
☐ MADE PRIOR INVESTMENT THROUGH GARDEN STATE SECURITIES, INC.
☐ PERSONAL RELATIONSHIP WITH OR ACQUAINTANCE OF EMPLOYEE OR ASSOCIATE OF LANTIS LASER INC. OR GARDEN STATE SECURITIES, INC.
☐ SHAREHOLDER IN LANTIS LASER INC.
☐ EMPLOYEE OF LANTIS LASER INC. OR GARDEN STATE SECURITIES, INC.
☐ OTHER (PLEASE DESCRIBE) _____________________________________________________.

II. FINANCIAL QUALIFICATIONS

a) Each Subscriber must be an “Accredited Investor” within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”). Please check all boxes below that describe Subscriber.

INDIVIDUALS

☐	INDIVIDUAL WITH $1 MILLION NET WORTH. A natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

☐
SPECIFIED INCOME. A natural person who (i) in each of the preceding two years had individual income in excess of $200,000 or had joint income with his or her spouse in excess of $300,000 and (ii) HAS a reasonable expectation of reaching that minimum income level in the current year.

☐
IRA OR SIMILAR BENEFIT PLAN. An IRA, Keogh or similar benefit plan that covers only a natural person who (i) has an individual net worth, or joint net worth with his or her spouse, of at least $1 million or (ii) would qualify under the category of “Specified Income,” above.

ENTITIES

☐	CORPORATION OR COMPANY. A corporation, company, or similar entity that (i) has at least $5 million of assets and (ii) was not formed for the specific purpose of acquiring Convertible Notes.

☐
NON-PROFIT ENTITY. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

☐
ENTITY OWNED ENTIRELY BY ACCREDITED INVESTORS. A corporation, company, or similar entity each of whose equity owners is either a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million or an entity each of whose equity owners meets this test.

☐	OTHER ENTITY INVESTOR (check one). Any of the following entities that has a net worth of at least $1 million:
☐	a bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
☐	a savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
☐	a broker-dealer registered under the Exchange Act;
☐	an insurance company, as defined in Section 2(13) of the Securities Act;
☐	an investment company registered under the Investment Company Act of 1940;
☐	a “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;
☐	a small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or
☐	a “private business development company” as defined in Section 202(a)(22) of the Advisers Act.

SELF-DIRECTED AND OTHER BENEFIT PLANS

☐
PARTICIPANT-DIRECTED EMPLOYEE BENEFIT PLAN ACCOUNT. A participant-directed employee benefit plan (e.g., many 401(k) plans), investing at the direction of and for the account of a participant who (i) has an individual net worth, or joint net worth with his or her spouse, of at least $1.5 million or (ii) would qualify under the category of “Specified Income,” above.

☐
OTHER ERISA PLAN. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (other than a participant-directed plan) or a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan (i) has a net worth of at least $1 million and (ii)(A) has total assets of at least $5 million or (B) if an ERISA plan (i.e., not a government plan), the decision to purchase Convertible Notes is being made by a bank, registered investment adviser, savings and loan association or insurance company.

TRUSTS

☐	REVOCABLE TRUST. A trust that is revocable by its grantors and each of whose grantors is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

☐
IRREVOCABLE TRUST. A trust (other than an employee benefit plan) that (i) is not revocable by its grantor(s), and (ii) has at least $5 million of assets, and (iii) was not formed to acquire Convertible Notes, and (iv) is directed by a person who has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

b)  Please list all educational institutions you have attended (at or above college level), and indicate the dates attended and the degree(s), if any, obtained from each.

From	To	Institution	Degree

c)  Indicate your principal business experience or other occupations during the last five years (please also indicate if you are self-employed). Please list your present, or most recent, position first and the others in reverse chronological order. (If retired, please provide such information for the five years prior to retirement.)

From	To	Name and Address (City and State) of Employer	Position

d)  Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial	Some	No
	Experience	Experience	Experience

Marketable securities	☐	☐	☐

Securities for which
no public market exists	☐	☐	☐

For those investments for which you indicated “substantial experience” or “some experience”, please answer the following additional questions by checking the appropriate box: Do you make your own investment decisions with respect to such investments?

☐ Always	☐ Frequently	☐ Usually	☐ Rarely

e)  Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of a private enterprise such as the Company.

f)  Do you have adequate means of providing for your current needs and personal contingencies and have no need for scheduled distributions or liquidity in this investment?

Yes	No
☐	☐

g)  Are you aware that the proposed subscription for Convertible Notes will involve non-marketable, non-transferable securities requiring your capital investment to be maintained for an indefinite period of time?

Yes	No
☐	☐

III. TERMS AND CONDITIONS

The following provisions are the terms and conditions on which the Subscriber subscribes for the purchase of Convertible Notes. By signing the signature page to this Subscription Application and Agreement, Subscriber accepts these terms and conditions herein.

1.Application to Subscribe for Convertible Notes. The undersigned (“Subscriber”) hereby offers to purchase Convertible Notes in the Company in the amount set forth on the signature page to this Subscription Application and Agreement and to be bound by the terms and conditions stated herein. Subscriber agrees that (a) the Placement Agent may reject Subscriber’s offer to purchase Convertible Notes for any reason; and (b) as of the date designated by the Placement Agent when (if at all) the Placement Agent accepts this Subscription Application and Agreement and Subscriber’s subscription funds on behalf of the Company, Subscriber shall become obligated under the terms and conditions of this document.

2.Taxpayer Identification Number; No Backup Withholding. Under penalty of perjury, Subscriber certifies (i) that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number, and (ii) that Subscriber is not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.1

3.Transfer Restrictions. Subscriber understands that Subscriber must hold the Convertible Notes for an indefinite period of time, that no market is ever likely to develop for the Convertible Notes, and that transfers of Convertible Notes are subject to restrictions under the Securities Act. Subscriber further understands that the shares into which the Convertible Notes can be converted shall also remain subject to substantial restrictions on transfer unless and until the Company is successful in getting such shares registered for sale in accordance with the applicable provisions of the Securities Act. Subscriber agrees that (1) Subscriber will not attempt to transfer any Convertible Notes in violation of the transfer restrictions; and (2) the Company may note the transfer restrictions in its records and on any certificate representing the Convertible Notes and may refuse to recognize any transfer which violates the transfer restrictions, or any proposed transfer for which the Company has not received an acceptable opinion of counsel stating that the proposed transfer will not violate the transfer restrictions.

4.Representations and Warranties of Subscriber. Subscriber hereby acknowledges, represents, warrants and agrees with the Company and the Placement Agent as follows:

1If Subscriber cannot make this representation, please contact the Placement Agent.

A. Subscriber has received and read this Subscription Application and Agreement, the Company’s Confidential Private Placement Memorandum dated March 6, 2007 (the “Memorandum”), and confirms that all documents, records and books pertaining to the investment in the Company that were requested by Subscriber have been made available or delivered to Subscriber.

B. Subscriber has had an opportunity to ask questions of and receive answers from a representative of the Placement Agent or the Company concerning the terms and conditions of this Subscription Application and Agreement, and the business of the Company.

C. Subscriber acknowledges and understands that the Convertible Notes (and the common stock purchase warrants associated therewith) have not been registered under the Securities Act, and are being offered and sold under the exemption from registration provided for in Section 4(2) and/or under Regulation D of the Securities Act, and that this transaction has not been reviewed by, passed on, or submitted to, any Federal or state agency or self-regulatory organization and that Subscriber is acquiring Convertible Notes solely upon the information provided in the Memorandum and the exhibits thereto.

D. The Convertible Notes for which Subscriber hereby subscribes are being acquired solely for his, her or its account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Subscriber has sufficient knowledge and experience in financial and business matters to enable Subscriber to evaluate the merits and risks of an investment in the Convertible Notes, and has not relied on the Placement Agent or anyone acting on its behalf for tax or economic advice in making the decision to subscribe for the Convertible Notes. Subscriber has been advised to consult with Subscriber’s own attorney regarding legal matters concerning the Company and to consult with Subscriber’s own tax advisor regarding the tax consequences of participating in the Company.

E. Subscriber acknowledges and is aware of the following: (i) the Company was formed in 2004 (upon taking control of an inactive public company and changing its name to Lantis Laser Inc.) to exploit the applications of new and patented advanced technologies in the dental field, and has limited financial and operating history; (ii) the Company’s current and proposed future business activities are highly speculative in nature and this investment is subject to the risks, among others, as are described under the caption “Certain Risk Factors” in the Memorandum; (iii) there are substantial restrictions on the transferability of the Convertible Notes (and, unless and until registered in accordance with the requirements of the Securities Act, on the transferability of company common stock into which the Convertible Notes can be converted); (iv) the Convertible Notes will not be, and Subscribers will have no rights to require that the Convertible Notes be, registered under the Securities Act and there will be no public market for the Convertible Notes; (v) it may not be possible for Subscriber to liquidate his, her or its investment in the Company; and (vi) the tax effects which may be expected by Subscriber are not susceptible to precise prediction and future legislation, future rulings of the Internal Revenue Service and court decisions may have an adverse effect on one or more of the tax consequences elected by the Company.

F. Neither the Placement Agent nor anyone on its behalf has made any representations (whether written or oral) to Subscriber (i) regarding the future performance of the Company, or (ii) that the past performance or experience on the part of the Company or any of its affiliates may be relied upon in any way to predict or indicate the investment results to be achieved by the Company.

G. Subscriber acknowledges that neither the Placement Agent nor any other person acting on its behalf has offered to sell Convertible Notes to Subscriber by means of any form of general solicitation or general advertising.

I.  USA Patriot Act Representations.

Subscribers are directed to review the OFAC website at www.treas.gov.ofac before making the following representations.

   The subscriber represents that the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.

Federal regulations and executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

The subscriber hereby represents that, to the best of his, her or its knowledge, neither of:

1.	the subscriber;
2.	any person controlling or controlled by the subscriber;
3.	if the subscriber is a privately held entity, any person having a beneficial interest in the subscriber; or
4.	any person for whom the subscriber is acting as agent or nominee connection with this investment.

is a country, territory, individual, or entity named on the OFAC list, nor is a person or entity prohibited under the OFAC programs.

If an existing subscriber cannot make these representations, the Company may require the withdrawal of its Convertible Notes. The subscriber agrees promptly to notify the Placement Agent should the subscriber become aware of any change in the information set forth in the representations. The subscriber is advised that, by law, the Company may be required to disclose the identity of the subscriber to OFAC.

NOTE: ALL SUBSCRIBERS MUST PROVIDE A CURRENT VALID DRIVER’S LICENSE OR PASSPORT AT THE TIME THEY SUBMIT THEIR SIGNED SUBSCRIPTION AGREEMENT.

5.Indemnification. Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent, and each of their employees, agents, and attorneys, from and against any and all loss, liability, claims, damage, and expense (including any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to any false representation or warranty or any breach of agreement by Subscriber contained herein or in any other document furnished by the Subscriber to the Company or the Placement Agent in connection with the purchase of Convertible Notes.

6.Application Binding on Subscriber’s Successors. The representations, warranties and agreements in this Subscription Application and Agreement shall be binding on Subscriber’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and the Placement Agent.

7.Arbitration. Any controversy between Subscriber and the Company or the Placement Agent involving the Company, or this Subscription Application and Agreement, will be submitted to arbitration on the request of any party to any such controversy in Monmouth County, New Jersey. The arbitration will comply with and be governed by the provisions of the commercial arbitration rules of the American Arbitration Association and no party to any such controversy shall be entitled to any punitive damages. Judgment may be entered upon any award granted in any such arbitration in any court of competent jurisdiction in the county and state in which the Placement Agent maintains its principal office at the time the award is rendered. By signing this Subscription Application and Agreement, Subscriber agrees to waive his, her or its right to seek remedies in court, including any right to a jury trial; provided, however, that nothing in this paragraph will constitute a waiver of any right any party to this Subscription Application and Agreement may have to choose a judicial forum to the extent such a waiver would violate applicable law.

8. Governing Law. This Subscription Application and Agreement shall be governed by the laws of the State of New Jersey as such laws are applied to agreements that are made in New Jersey by New Jersey residents and that are to be performed wholly within New Jersey, excluding the conflict-of-laws rules of New Jersey.

SUBSCRIPTION AMOUNT: Subscriber hereby agrees to invest the following amount in Convertible Notes in Lantis Laser Inc.:

$________________________________

Subscriber represents and warrants that the information provided above is true and correct in all material respects. By signing below, Subscriber agrees to purchase the Company’s Convertible Notes under the terms and conditions of this Subscription Application and Agreement. Subscriber has received and read this Subscription Application and Agreement. Each person signing below represents and warrants that he, she or it has all requisite power and authority to execute this Subscription Application and Agreement.

SIGNATURE

SIGNATURE FOR INDIVIDUAL, IRA OR SELF- DIRECTED PLAN SUBSCRIBER:	SIGNATURE FOR COMPANY, CORPORATION, TRUST OR OTHER ENTITY SUBSCRIBER:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Signature of Joint Subscriber, if any)	(Print Title of Person Signing)

Date:
(Print Name of Joint Subscriber, if any)

Date: ______________________________

ACCEPTED:

LANTIS LASER INC.

BY:
Stan Baron, Chairman and Chief Executive Officer

ADDITIONAL REPRESENTATION WITH RESPECT TO
INVESTMENT BY AN IRA OR SELF-DIRECTED PENSION PLAN

(Please complete this only if you are an IRA or Self-Directed Pension Plan investor)

If the Subscriber is an IRA or self-directed pension plan, the individual who established the IRA or the individual who directed the pension plan’s investments in the Company, as the case may be, the “Fiduciary”: (i) has directed the custodian or trustee of the Subscriber to execute this Agreement on the signature line set forth on the previous page, and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made by the Subscriber herein.

Name

Signature

Name and Address of Custodian
and Contact Individual:

Account or other Reference Number:

Custodian’s Tax I.D. Number: